                                  EXHIBIT 24.1

STATE OF FLORIDA

COUNTY OF PALM BEACH

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, M.B. Seretean, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 1996.

                                           /s/ M.B. Seretean
                                           ------------------------------------
                                           M.B. Seretean

                                 ACKNOWLEDGEMENT

         BEFORE me this 19th day of December, 1996, came M.B. Seretean, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Marshall Owens Lloyd
                                           ------------------------------------
                                           NOTARY PUBLIC

                                           State of Florida
                                                    ---------------------------

                                           My Commission Expires:

                                           03/09/99
                                           ------------------------------------

STATE OF GEORGIA

COUNTY OF COBB

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, James W. Inglis, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of January, 1997.

                                              /s/ James W. Inglis
                                              ---------------------------------
                                              James W. Inglis


                                 ACKNOWLEDGEMENT

         BEFORE me this 3rd day of January, 1997, came James W. Inglis, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                             /s/ Zenith Carol DeVico
                                             ----------------------------------
                                             NOTARY PUBLIC

                                             State of Georgia
                                                      -------------------------

                                             My Commission Expires:

                                             June 28, 1997
                                             ----------------------------------

STATE OF GEORGIA

COUNTY OF FLOYD

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Larry M. Miller, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of December, 1996.

                                   /s/ Larry M. Miller
                                   ------------------------------------------
                                   Larry M. Miller

                               ACKNOWLEDGEMENT

         BEFORE me this 23rd day of December, 1996, came Larry M. Miller, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                    /s/ Linda Roden
                                    -----------------------------------------
                                    NOTARY PUBLIC

                                    State of Georgia
                                             --------------------------------

                                    My Commission Expires:

                                    Jan. 26, 1999
                                    -----------------------------------------

STATE OF GEORGIA

COUNTY OF FLOYD

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, H. Stanley Padgett, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A.
J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 1996.

                                     /s/ H. Stanley Padgett
                                     -----------------------------------
                                     H. Stanley Padgett

                               ACKNOWLEDGEMENT

         BEFORE me this 19th day of December, 1996, came H. Stanley Padgett, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                     /s/ Linda Roden
                                     ----------------------------------------
                                     NOTARY PUBLIC

                                     State of Georgia
                                              -------------------------------

                                     My Commission Expires:

                                     January 26, 1999
                                     ----------------------------------------

STATE OF NEW YORK

COUNTY OF MONROW

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Kaplan, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A.
J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 1996.

                                          /s/ Richard A. Kaplan
                                          ------------------------------------
                                          Richard A. Kaplan

                               ACKNOWLEDGEMENT

         BEFORE me this 19th day of December, 1996, came Richard A. Kaplan, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                           /s/ Stefanie Devereaux
                                           -----------------------------------
                                           NOTARY PUBLIC

                                           State of New York
                                                    --------------------------

                                           My Commission Expires:

                                           February 22, 1997
                                           -----------------------------------

STATE OF ALABAMA

COUNTY OF AUTAUGA

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Dicky W. McAdams, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of December, 1996.

                                       /s/ Dicky W. McAdams
                                       ----------------------------------------
                                       Dicky W. McAdams

                               ACKNOWLEDGEMENT

         BEFORE me this 31st day of December, 1996, came Dicky W. McAdams, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                       /s/ Diana B. Williams
                                       ---------------------------------------
                                       NOTARY PUBLIC

                                       State of Alabama
                                                ------------------------------

                                       My Commission Expires:

                                       02/18/2000
                                       ---------------------------------------

STATE OF OHIO

COUNTY OF HAMILTON

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Ronald McSwain, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of December, 1996.

                                    /s/ Ronald McSwain
                                    ---------------------------------------
                                    Ronald McSwain

                               ACKNOWLEDGEMENT

         BEFORE me this 26th day of December, 1996, came Ronald McSwain, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                    /s/ Betty Borsoli
                                    ------------------------------------------
                                    NOTARY PUBLIC

                                    State of Ohio
                                             ---------------------------------

                                    My Commission Expires:

                                    3-26-97
                                    ------------------------------------------

STATE OF GEORGIA

COUNTY OF GWINNETT

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, J. Michael Nixon, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of December, 1996.

                                               /s/ J. Michael Nixon
                                               --------------------------------
                                               J. Michael Nixon

                               ACKNOWLEDGEMENT

         BEFORE me this 31st day of December, 1996, came J. Michael Nixon, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                               /s/ Janice M. Ashby
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State of Georgia
                                                        -----------------------

                                               My Commission Expires:

                                               2/25/99
                                               --------------------------------

STATE OF FLORIDA

COUNTY OF DADE

                              POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that I, Herb Wolk, a Director of THE MAXIM GROUP, INC., a Delaware corporation, do constitute and appoint A. J. Nassar and Thomas P. Leahey my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for THE MAXIM GROUP, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of December, 1996.

                                               /s/ Herb Wolk
                                               --------------------------------
                                               Herb Wolk

                               ACKNOWLEDGEMENT

         BEFORE me this 19th day of December, 1996, came Herb Wolk, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                               /s/ Odalys Sierra
                                               --------------------------------
                                               NOTARY PUBLIC

                                               State of Florida
                                                        -----------------------

                                               My Commission Expires:

                                               November 13, 1997
                                               --------------------------------